SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        April 5, 2002
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                   LADENBURG THALMANN FINANCIAL SERVICES INC.
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               (Exact Name of Registrant as Specified in Charter)



            Florida                      1-15799               65-0701248
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(State or Other Jurisdiction       (Commission File          (IRS Employer
    of Incorporation)                    Number)           Identification No.)



590 Madison Avenue, 34th Floor, New York, New York                     10022
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code   (212) 409-2000
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                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         Ladenburg Thalmann Financial Services Inc. ("Company") today announced it has signed a letter of intent with Gruntal Financial, L.L.C. ("Gruntal") pursuant to which the Company will acquire Gruntal and its broker-dealer affiliates, Gruntal & Co., L.L.C. and The GMS Group, L.C.C.

         The letter of intent and the press release announcing the signing of the letter of intent are attached to this Report as Exhibits 99.1 and 99.2, respectively.

Item 7.           Financial Statement and Exhibits

         (c)      Exhibits:

                  99.1     Letter of Intent

                  99.2     Press release dated April 5, 2002




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 8, 2002


                                    LADENBURG THALMANN FINANCIAL SERVICES INC.


                                    By:       /s/ J. Bryant Kirkland III
                                            ------------------------------------
                                            Name:    J. Bryant Kirkland III
                                            Title:   Chief Financial Officer